Exhibit 23.2

CONRAD C. LYSIAK
Attorney and Counselor at Law
601 West First Avenue
Suite 903
Spokane, Washington 99201
(509) 624-1475
FAX: (509) 747-1770

CONSENT

I HEREBY CONSENT to the inclusion of my name in connection with the Amendment No. 1 to the Post Effective Amendment to the Form SB-2 Registration Statement filed with the Securities and Exchange Commission as attorney for the registrant, CASCADE COACHING CORP.

DATED this 11th day of October, 2006.

Yours truly,

CONRAD C. LYSIAK
Conrad C. Lysiak